UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 13, 2019 (March 7, 2019)
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 7, 2019, following the adoption and recommendation by the board of directors (the “Board”) of Roadrunner Transportation Systems, Inc. (the “Company”), holders of a majority (the “Majority Stockholders”) of the Company’s issued and outstanding common stock, par value $0.01 per share (the “Common Stock”), adopted and approved an amendment by written consent to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (i) effect a reverse stock split of the Common Stock at a ratio of 1-for-25 (the “Reverse Split”) and (ii) reduce the number of authorized shares of Common Stock in a corresponding proportion to the Reverse Split (the “Authorized Share Decrease”). The approval of the amendment to the Certificate of Incorporation by written consent was made pursuant to Section 228 of the Delaware General Corporation Law, which provides that any action that may be taken at a meeting of the stockholders may be taken by the written consent of the holders of the number of shares of voting stock required to approve the action at a meeting. The Majority Stockholders executing the written consent held 848,875,548 shares of Common Stock, accounting for approximately 90.4% of the Company’s issued and outstanding Common Stock. On March 15, 2019, the Company expects to commence the mailing of a Definitive Information Statement on Schedule 14C disclosing the action of the Majority Stockholders taken by written consent.

Item 7.01.	Regulation FD Disclosure.

On March 13, 2019, the Company issued a press release announcing the approval of the Reverse Split and Authorized Share Decrease. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.

Exhibit
Number
99.1	Press Release dated March 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: March 13, 2019	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer